Exhibit 10.9

ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE

THIS ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE (hereinafter referred to as the “Guaranty”), made to be effective the 9th day of March, 2022, by DAVID SOBELMAN, an individual (the “Individual Guarantor”), and Generation Income Properties, L.P., a Delaware limited partnership (the “Entity Guarantor,” who together with the Individual Guarantor may be referred to herein as a “Guarantor” and collectively, the “Guarantors”), to AMERICAN MOMENTUM BANK (the “Lender”).

W I T N E S S E T H:

In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and for the purpose of inducing Lender to make a loan in the amount of THREE MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($3,650,000.00) (the “Loan”) to GIPAZ 199 North Pantano Road, LLC, a Delaware limited liability company (the “Borrower”), which Loan, Lender would not make absent the within Guaranty, Guarantors covenant and agree with Lender as follows:

1.     Each Guarantor has examined the Promissory Note in the original principal amount of $3,650,000.00, dated the date hereof, made by Borrower to the order of Lender (the “Note”), the Leasehold Deed of Trust and Assignment of Rents and Security Agreement and Fixture Filing, dated the date hereof, made by Borrower in favor of Lender, to be recorded in the office of the Pima County, Arizona Recorder (the “Deed of Trust”), the Loan Agreement dated the date hereof, made by and between Borrower and Lender (the “Loan Agreement”), and other loan documents entered into by Borrower with respect to the Loan (the “Other Loan Documents”).  The Note, the Deed of Trust, the Loan Agreement and the Other Loan Documents are hereinafter sometimes referred to, collectively, as the “Loan Documents”.

2.     Subject to the limitations upon the liability for Individual Guarantor as provided for in Section 31 below, each Guarantor does hereby unconditionally and absolutely guarantee to Lender, its endorsees, transferees, successors and assigns of either this Guaranty or of any of the obligations secured hereunder, due performance and prompt payment and discharge, in accordance with their terms, of all sums (principal, interest and such other costs and charges that may be incurred in connection therewith) owed to Lender under the Loan on any date when due and all other obligations, terms, covenants and conditions arising under the Loan Documents which may be executed by Borrower as part of the loan transaction including any amendments, renewals, modifications or extensions thereof, and do further agree that if the Note is not paid in accordance with its terms, or if any of the sums or obligations that may hereafter become due to Lender under the Loan Documents are not paid and performed in accordance with their terms, each Guarantor will immediately do so.

3.     This is a continuing and irrevocable Guaranty and, subject to the provisions of Section 31 below, in all events shall be unconditional and absolute.  This Guaranty may not be assigned, revoked, modified, or amended by Guarantors without Lender’s written consent.

4.     This Guaranty shall be unaffected by any substitution of any obligors of Borrower on the Loan Documents.  Guarantors and any other persons or entities guaranteeing the Loan shall be jointly and severally liable for the repayment of the Loan and the payment and performance by Borrower of all of the other obligations of Borrower guaranteed hereunder.

5.       The obligations of this Guaranty include all of Borrower’s warranties, representations, obligations, duties and responsibilities under the Loan Documents either now or hereafter existing, and any renewals or extensions, in whole or in part, together with all damages, losses, costs, charges, expenses, including reasonable attorneys’ fees, paralegals’ fees and liabilities of every kind, nature and description (including interest thereon at the maximum rate permitted by law) suffered or incurred by Lender arising in any manner of, or in any way connected with or growing out of the Loan Documents.

6.     Each Guarantor hereby consents and agrees that Lender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf, or for its account, securing any indebtedness or liability covered by this Guaranty, or substitute for any collateral so held by it, other collateral of like kind, or of any kind, or modify the terms of the Loan Documents securing payment of the principal indebtedness without notice to or further consent from Guarantors, and such surrender, substitution or modification shall not in any way affect the obligation of Guarantors hereunder.  The obligations of Guarantors hereunder shall not be subject to any counterclaim, set-off, deduction or defense, and shall remain in full force and effect without regard to, and the obligations of Guarantor hereunder shall not be released, discharged or terminated or in any way effected or impaired by, any circumstances or condition, whether or not Guarantors shall have notice or knowledge thereof, including without limitation (a) any amendment or modification of or addition or supplement to the Loan Documents; (b) any compromise, release, consent, extension, indulgence or other action or inaction with respect to the Loan Documents; (c) any default by Borrower under, or any invalidity or unenforceability of, or any irregularity or any defect in the Loan Documents; (d) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Guaranty or the Loan Documents; (e) any assignment or transfer of the assets of Borrower to, or any consolidation or merger of Borrower with or into any other person, partnership or corporation, or any disposition by Guarantors of any interest in Borrower; (f) any bankruptcy, insolvency, reorganization, arrangement, adjustments, composition, liquidation or similar proceeding involving or effecting Borrower or Guarantors; (g) any assignment, sale, surrender, forfeiture or other transfer in respect of any or all of the properties or interests encumbered by the Deed of Trust; (h) a release, regardless of consideration, of the whole or any part of the property pledged pursuant to the Deed of Trust; (i) the release, regardless of consideration, of any obligation evidenced by the Loan Documents; (j) any partial prepayment, assignment or transfer of the Note; (k) any limitation of Borrower’s liability which may now or hereafter be imposed by any statute, regulation or rule of law, or any invalidity or unenforceability, in whole or in part of any of the terms of the Loan Documents; or (l) any other circumstances whatsoever.

7.     Each Guarantor hereby consents and agrees that Lender may, at any time, either with or without consideration, release Borrower or any endorser of the Loan Documents without notice to or further consent from Guarantors, and such release shall not in any way affect the obligation of Guarantors hereunder.

8.     At the option of Lender, this Guaranty may be treated as a guaranty or as a suretyship.  In any event, each Guarantor agrees that the obligations set forth in this Guaranty are independent of the obligations of Borrower, and Lender shall have the right to proceed against Guarantors, jointly or severally if Guarantors consists of more than one person or entity, without first proceeding against Borrower or any property securing payment of the Note and Deed of Trust, or any other Guarantors or endorser of the Note or Deed of Trust. Each Guarantor unconditionally waives any rights it may have to (a) all notices which may have been required by statutes, rule or law or otherwise to preserve intact any rights of any holder of Loan Documents against Guarantors, including, without limitation, notice to Borrower of default, presentment due and demand of payment from Borrower and protest for nonpayment or dishonor, (b) require Lender to exhaust any security granted by Borrower, or (c) require Lender to pursue any other remedy within the power of Lender.

9.     No delay, act or omission on the part of Lender with respect to any right, power or privilege under the Loan Documents shall operate as a waiver of such privilege, power or right or as a waiver of any rights under the terms of this Guaranty or in any way affect or impair this Guaranty.

10.     This Guaranty shall be construed as an absolute and unconditional guarantee of payment and performance, without regard to the validity, regularity or enforceability of any obligation or purported obligation of Borrower.  Lender shall have its remedy under this Guaranty without being obliged to resort first to any security or to any other remedy or remedies to enforce payment or collection of the obligations hereby guaranteed, and may pursue all or any of its remedies at one or at different times.

11.     The obligations of each Guarantor are joint and several.

12.     Each Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Lender to proceed against Borrower or any other person or entity or to proceed against or exhaust any security held by it at any time or to pursue any other remedy in its power before proceeding against Guarantors; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, other persons or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of any other persons or entities; (d) presentment, demand, protest and notice of any kind including, without limitation, notice of acceptance of this Guaranty, dishonor, the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any other person or entity whomsoever, in connection with any obligation hereby guaranteed; (e) any defense based upon any election of remedies by Lender, including without limitation an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the undersigned or the right of the undersigned to proceed against Borrower for reimbursement, or both; (f) any duty on the part of Lender to disclose to the undersigned any facts it may now or hereafter know about Borrower; (g) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower; (h) any right or claim of right to cause a marshalling of Borrower’s assets or to require Lender to proceed against Guarantors in any particular order.

Each Guarantor hereby agrees that, until all indebtedness of Borrower to Lender under the Loan Documents shall have been paid in full, Guarantors shall have no right of subrogation or reimbursement and waive any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waive any benefit of, and any right to participate in, any security now or hereafter held by Lender.  Each Guarantor hereby irrevocably waives any and all rights which they may have at any time (whether arising directly or indirectly, by operation of law, contract or otherwise) to assert any claim against Borrower on account of payments made under this Guaranty including, by way of example but not limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity until all such indebtedness of Borrower to Lender has been paid in full.

Each Guarantor covenants to cause Borrower to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of Lender, and to take no action of any kind which might be the basis for a claim that Guarantors have any defense hereunder in connection with the Loan Documents other than payment in full of all indebtedness of Borrower to Lender under the Loan Documents.

Each Guarantor hereby indemnifies Lender against loss, cost or expense by reason of the assertion by Borrower of any defense to its obligations under any of the Loan Documents or resulting from the attempted assertion by Guarantors of any defense hereunder based upon any such action or inaction of Borrower.

This Guaranty and each Guarantor’s payment obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time the payment of any of the obligations secured hereunder and arising under this Guaranty and/or the Loan Documents is rescinded or must otherwise be restored or returned by Lender, all as though such payment had not been made.  Lender’s determination as to whether a payment must be restored or returned shall be absolutely binding upon Guarantors.  If Lender is required to or agrees to repay any amount received by Lender on account of any payments, indebtedness, obligations and liabilities of Borrower to Lender as a result of a judgment, order or decree of a court of competent jurisdiction or as a result of a settlement or compromise concerning a claim for repayment by any party to such payments, indebtedness, obligations and liabilities, the undersigned shall remain liable to Lender for the amount repaid notwithstanding the revocation of this guaranty or the cancellation of any instrument evidencing such indebtedness, obligations and liabilities.

13.     Any indebtedness of Borrower now or hereafter held by Guarantors is hereby subordinated to the indebtedness of Borrower to Lender.  Any such indebtedness of Borrower to Guarantors, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

14.     Each Guarantor represents and warrants to Lender that any financial statements previously furnished by Guarantors with respect to the request for this Loan remain true and correct in all material respects.  On an annual basis Guarantors shall provide any financial information required from Guarantors under the Loan Agreement.

15.     Each Guarantor represents and warrants to Lender that any financial statements previously furnished by Guarantors with respect to the request for this Loan remain true and correct in all material respects.  On an annual basis no later than forty-five (45) days from the most recent financial statement on file with Lender and at such other times as may reasonably be requested by Lender, Individual Guarantor shall prepare and deliver to Lender complete and current financial statements setting forth all of his assets and liabilities, specifically including a listing of all contingent liabilities (and to the extent any person other than the Individual Guarantor has any interest in said assets or any person other than Individual Guarantor is jointly liable for any of said obligations, said matter shall be set forth in their entirety in the financial statements).  On an annual basis no later than sixty (60) days after each calendar year-end and at such other times as may reasonably be requested by Lender, Entity Guarantor shall prepare and deliver to Lender complete and current financial statements setting forth all of its assets and liabilities, specifically including a listing of all contingent liabilities.   In addition, each Guarantor shall deliver a complete copy of his or its federal tax return, including all schedules, to Lender within thirty (30) days after filing same.

16.     Each Guarantor agrees to pay reasonable attorneys’ fees, paralegals’ fees and all other costs and expense of any nature whatsoever which may be incurred by Lender in the enforcement of Borrower’s obligations under the Loan Documents and/or of this Guaranty.

17.     Upon the default of Borrower with respect to any of its obligations or liabilities to Lender in connection with the Loan Documents, and provided said default is not cured within any applicable grace or curative period granted to Borrower by said documents, all or, at the option of Lender, any part of the obligation and liabilities of Borrower and/or Guarantors to Lender, whether direct or contingent, in connection with the Loan Documents shall, without notice or demand, at the option of Lender, become immediately due and payable and/or performable and shall be paid and performed forthwith by Guarantors.

18.     If any Guarantor is a corporation, limited liability company or partnership, any such Guarantor hereby warrants and represents that it is a duly organized and validly existing corporation, limited liability company or partnership as the case may be under the laws of the state of its incorporation or formation; that it has the power to execute this Guaranty; that the execution of this Guaranty has been duly authorized; and that it is a binding and valid obligation of the corporation, limited liability company or partnership.

19.     Notwithstanding any provision herein or in any instrument now or hereafter evidencing or securing the Loan, the total liability for payments in the nature of interest shall not exceed the limits imposed by any applicable usury laws governing the provisions of this Guaranty or in any instrument now or hereafter evidencing or securing the Loan.

20.     Each Guarantor acknowledges that Lender has been induced by this Guaranty to make the loan hereinabove described, and this Agreement shall, without further reference or assignment, pass to, and be relied upon and enforced by, any successor or participant or assignee of Lender in and to any liabilities or obligations of Borrower.

21.     Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the occurrence of any event of default, in the exercise of its sole discretion, from foreclosing the lien of the Loan Documents and enforcing the provisions thereof or from enforcing any and all other rights and remedies afforded to Lender.  Subject to the provisions of Section 31 below, this Guaranty shall survive the foreclosure of the Deed of Trust and any transfer of the Property by deed in lieu of foreclosure of the Deed of Trust and shall automatically, without the requirements of notice, demand or other action, remain fully effective and enforceable by Lender.

22.     Subject to the provisions of Section 31 below, each Guarantor hereby agrees that until all of the terms, covenants and conditions of this Guaranty are fully performed, Guarantors’ obligations hereunder shall not be released, in whole or in part, by any act or thing which might, but for this provision, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstances which may or might vary the risk of or affect the rights or remedies of Guarantors, or by reason of any further dealings between Borrower or Lender, relating to the Loan Documents, or otherwise; and Guarantors hereby expressly waives and surrenders any defense to liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waiver of any of them, it being the purpose and intent of the parties hereto that the obligations of Guarantor hereunder are absolute and unconditional under all circumstances.

23.     All notices which are required or permitted hereunder must be in writing and shall be deemed to have been given, delivered or made, as the case may be, (notwithstanding lack of actual receipt by the addressee) (i) seven (7) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, or (ii) one (1) business day after having been deposited with an expedited, overnight courier service (such as by way of example but not limitation, U.S. Express Mail, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth below:

TO GUARANTOR:David Sobelman

401 E. Jackson Street, Suite 3300

Tampa, Florida 33602

Generation Income Properties, L.P.

401 E. Jackson Street, Suite 3300

Tampa, Florida 33602

TO LENDER:American Momentum Bank

4830 W. Kennedy Boulevard, Suite 200

Tampa, Florida 33609

Any party may change the address to which its notices are sent by giving the other party written notice of any such change in the manner provided in this Section, but notice of change of address is effective only upon receipt.

24.     The liabilities of Guarantors shall be separate and independent of the obligations of Borrower, and separate or joint actions may be instituted by Lender against any one or all of Guarantors or Borrower, as Lender may choose.  Any action taken by Lender pursuant to the provisions herein contained or contained in the Loan Documents shall not release the party or parties to this Guaranty until all of the obligations of Borrower to Lender are paid and performed in full.  Furthermore, each Guarantor acknowledges and affirms that any exculpation provisions contained in the Loan Documents shall not in any manner whatsoever limit, impair or affect this Guaranty and the obligations of Guarantor hereunder.

25.     Whenever the text of this instrument so requires, the use of any gender shall be deemed to include all genders, and the use of the singular shall include the plural.  If any term of this Guaranty or any application thereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be effected thereby but shall remain in full force and effect.

26.     This Guaranty shall inure to the benefit of Lender, its successors and assigns, and shall bind Guarantors, and the respective heirs, executors, administrators, legal representatives, successors and assigns of Guarantors.

27.     The purpose of this Guaranty is to memorialize the parties’ understanding that, if Borrower does not pay or otherwise fully perform its obligations in a timely manner as provided under the various Loan Documents, Guarantors will promptly pay the amounts due and payable by Borrower to Lender upon the demand of Lender.

28.     Each Guarantor acknowledges that the making of the Loan by Lender to Borrower confers a real and substantial benefit to Guarantors and is fully supportive of, and valuable consideration for, the execution of this Guaranty by Guarantors.  Each Guarantor further acknowledges that he is a beneficiary of Borrower and is thoroughly familiar with the business affairs, books and records, financial condition and operations of Borrower.  Lender shall have no duty to Guarantors to observe the actions or financial conditions of Borrower or to monitor the performance of Borrower under the Loan Documents.  It is the intention of the parties that Lender may rely completely on this Guaranty for its repayment of Borrower’s indebtedness and obligations whether or not Borrower is creditworthy and whether or not it would be prudent to make loans and advances to Borrower or to permit the same to remain outstanding.  Lender and its representatives shall have no duty to exercise diligence or care in and about the enforcement of the remedies or in respect to any other security for Borrower’s obligations.

29.     This Guaranty shall be governed and controlled as to its validity, enforcement, interpretation, construction,  effect, and in all other respects by the statutes, laws and decisions of the State of Florida except to the extent that Lender elects the benefit of any applicable Federal pre-emption laws.  Guarantors, in order to induce Lender to accept this Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree that all actions or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this Guaranty, or any of the Loan Documents shall be litigated, in Lender’s sole discretion and at Lender’s sole election, only in courts having a situs within or whose jurisdiction includes Pima County, Arizona or Hillsborough County, Florida.  For the purpose of the foregoing, each Guarantor hereby consents and submits to the jurisdiction of any local, state or federal court located within or whose jurisdiction includes Pima County, Arizona or Hillsborough County, Florida.  Each Guarantor, for itself and any parties claiming under it, hereby waives any right that Guarantor may have to transfer or change the venue of any litigation brought against Guarantor in accordance with this paragraph.  Furthermore, neither Guarantor, nor any successor, heir or personal representative of Guarantor, nor any parties claiming under them, or any such other person or entity shall seek a jury trial in any lawsuit, proceeding, counterclaim or any other litigation procedure based upon or arising out of this Guaranty, or any of the Loan Documents, any related instrument or agreement, any collateral for the payment hereof or the dealings or the relationship between or among such persons or entities, or any of them.  Neither Guarantor nor any such person or entity will seek to consolidate any such action, in which a jury trial has been waived, with any other action in which a jury trial cannot or has not been waived.  Each Guarantor acknowledges that the provisions of this paragraph have been fully discussed by each Guarantor and Lender, that each Guarantor was ably represented by licensed attorneys at law in the negotiation of this paragraph, that they bargained at arm’s length and in good faith and without duress of any kind for the terms and conditions of this paragraph and that the provisions hereof shall be subject to no exceptions.  No party has in any way agreed with or represented to any other party that the provisions of this paragraph will not be fully enforced in all instances.

30.     This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute one and the same instrument.

31.     Notwithstanding anything to the contrary herein, the liability of Individual Guarantor to Lender for obligations due under the Loan shall be limited to the payment of actual losses incurred by Lender arising out of or in connection with any of the following:

a.

damages suffered by Lender as a result of (i) fraud or intentional misrepresentation by Borrower, Guarantors or any other person acting on behalf of or at the direction of Borrower or Guarantors in connection with the Loan, (ii) intentional waste of any real property securing repayment of the Loan (the “Mortgaged Property”), including the removal of any personal property or fixtures from the Property by Borrower, Guarantors or any other person acting on behalf of or at the direction of Borrower or Guarantors, which are not replaced by similar property or fixtures of equal or greater value, (iii) the sale or further encumbrance of any of the Mortgaged Property in violation of any provision of the Loan Documents, (iv) failure to insure the Mortgaged Property in accordance with the terms of the Loan Documents, (v) failure to pay real estate taxes and assessments and ground lease payments (if applicable) which accrue prior to Lender taking possession of the Mortgaged Property or failure to make sufficient funds available through escrow payments to Lender to pay such taxes, assessments and ground lease payments, or (vi) the loss of any of the Mortgaged Property because of the forfeiture of same to any governmental agency or third party unrelated or not affiliated with Lender for any reason which does not result in a payment of proceeds by such governmental agency or third party to satisfy the outstanding balance on the Loan;

b.

any rents, issues or profits of any of the Mortgaged Property collected by or on behalf of Borrower which are intentionally not applied to payment of the Loan or paid to third parties not affiliated with Borrower for reasonable operating costs related to the Mortgaged Property (including real estate taxes and the establishment of a reasonable reserve for that purpose) after an uncured default or an uncured Event of Default or any event or circumstance that with the passage of time, the giving of notice, or both, would reasonably be expected to constitute an Event of Default under the Loan Documents;

c.

any security deposits or other similar deposits received from tenants or occupants of the Mortgaged Property to the extent that funds for such security deposits are not obtained by Lender from Borrower after an Event of Default, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the leases prior to the occurrence of the Event of Default;

d.

any insurance proceeds, condemnation awards or proceeds resulting from any sale of any of the Mortgaged Property which are misapplied or misappropriated by or on behalf of Borrower or which, under the terms of the Loan Documents, should have been paid to Lender;

e.

the amount of any valid unpaid mechanic's liens, materialmen's liens or other liens, whether or not similar, arising due to work performed or materials furnished in connection with any of the Mortgaged Property which could create liens on any portion of the Mortgaged Property; and

f.

any loss or damage suffered by Lender in the event a voluntary or involuntary bankruptcy, reorganization, insolvency, arrangement, receivership, or similar proceeding is commenced by or against Borrower under any federal or state law, or Borrower makes any assignment for the benefit of creditors.

In addition, Guarantor shall be personally liable to Lender for the full repayment of all obligations due to Lender under Loan, and the Loan shall be fully recourse to Guarantor, upon the occurrence of any of the following:

a.a transfer or conveyance of the Mortgaged Property or any interest in Borrower that is in violation of the transfer provisions under the Loan Documents;

b.except at the written request by Lender, Borrower or the Mortgaged Property or any part thereof becomes an asset in a voluntary bankruptcy or insolvency proceeding, or Borrower or Guarantors encourages the filing of any bankruptcy proceeding against Borrower or Guarantors; or

c.fraud, written material intentional misrepresentation or material intentional omission by Borrower or Guarantors in connection with any application for or creation of the Loan and/or any of the Loan Documents or the on-going financial reporting under the Loan Documents.

Individual Guarantor shall have no liability under the Loan Documents except as set forth in this Section 31. In addition, Individual Guarantor shall be fully liable to Lender for all costs and expenses, including reasonable attorneys’ fees and costs, actually incurred by Lender in connection with enforcing Lender’s rights under this Guaranty.

(Signature Pages Follow)
[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

IN WITNESS WHEREOF, Guarantors have caused these presents to be signed, sealed and delivered the day and year first above written.

WITNESSES:

/s/ Laetitia Davis/s/ David Sobelman

Print Name: Laetitia DavisDAVID SOBELMAN

/s/ Angela D. Fields

Print Name: Angela D Fields

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me by means of 󠅩X physical presence or ☐ online notarization this ___7_ day of March, 2022, by DAVID SOBELMAN, who is X personally known to me or has ☐ produced a valid driver’s license as identification.

Angela D. FieldsNotary Public

Angela D. Fields

(Print, Type or Stamp Name)

My Commission Expires: May 28, 2024

[SIGNATURE PAGE TO ABSOLUTE GUARANTY OF PAYMENT AND PERFORMANCE]

WITNESSES:	GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership

By: Generation Income Properties, Inc., a Maryland corporation, as its General Partner

/s/ Laetitia Davis/s/ David Sobelman

Print Name: Laetitia DavisDAVID SOBELMAN, President

/s/ Angela D. Fields

Print Name: Angela D Fields

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me by means of 󠅩X physical presence or ☐ online notarization this __7_ day of March, 2022, by David Sobelman, as President of Generation Income Properties, Inc., a Maryland corporation, as General Partner of GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership, on behalf of the corporation and partnership.  He is X personally known to me or has ☐ produced a valid driver’s license as identification.

Angela D. FieldsNotary Public

Angela D. Fields

(Print, Type or Stamp Name)

My Commission Expires: May 28, 2024